Corporate Presentation

April 2025

LIPOCINE
ENHANCING HEALTH



Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2	Pivotal	Next Steps/Status
LPCN 1154 *Postpartum Depression*					Phase 3 – expected patient dosing Q2/25
LPCN 2401 *Obesity Management*					POC study with GLP-1
LPCN 1148 *Decompensated Liver Cirrhosis*					P2 study completed
LPCN 2101 *Women With Epilepsy*					IND cleared for P2
LPCN 1107 *Prevention of Preterm Birth*					EOP2 meeting completed
LPCN 2203 *Essential Tremor*					P1 study completed
LPCN 1144 *Non-Cirrhotic NASH*					P2 study completed

Validated Proprietary Lip'ral Technology Platform


Lip'ral based
dosage form
Insoluble drug
lipid composition
GI Lumen
Section of GI
magnified to
illustrate absorption
Drug
+
Carrier
=
Drug Loaded
Carrier
GI
Lumen
Aqueous
Barrier Layer
Intestinal
Wall
Systemic
Circulation
Insoluble drug lipid
composition
Optimal dispersed
phase in GI tract
Effective transfer
across aqueous
barrier layer
Improved
absorption

Superior Oral Bioavailability

e.g., TLANDO®

Enable Effective Oral Delivery

e.g., neuroactive steroids, 17-hydroxyprogesterone caproate

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

TLANDO® - FDA-Approved Oral Testosterone Replacement Therapy

Approved product utilizing Lip'ral technology

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration


TLANDO
testosterone undecanoate
Capsules 112.5 mg
120 capsules
Rx only

- **TLANDO® licensed to Verity Pharma in January 2024 for commercialize in the U.S.**
  - $11 million upfront payment to Lipocine
  - Entitled to receive tiered royalty payments ranging from 12% up to 18% on net sales of TLANDO franchise
- **TLANDO® licensed to Verity Pharma for Canada, to Pharmalink for GCC Countries, and SPC Korea for South Korea**
- **FDA labeling changes for testosterone products**
  - Removal of Boxed Warning related to an increased risk of adverse cardiovascular outcomes
  - Include results from required post market ambulatory blood pressure (ABPM) studies

TRT is a large and growing market with ~8M annual prescriptions in the U.S. and ~650,000 in Canada.

LPCN 1154 (BRLIZIO™)

Oral Brexanolone for Postpartum Depression (PPD)



Brlizio™ is a brand name conditionally approved by FDA

LPCN 1154 - Oral Bioidentical Neuroactive Steroid (NAS) for PPD

Potential as "first line" therapy

Brexanolone

- Brexanolone is a positive allosteric modulator (PAM) of the $GABA_A$ receptor



Brexanolone (allopregnanolone)

Molecular Weight: 318.5 g/mol

Lipophilic: Log P ≈ 5.0

Poor aqueous solubility: Saq <1.0 µg/mL

Target Attributes

- Ready to use, one-time treatment
- Fixed dose - no dose titration or dose taper
- No administration device needed (no device malfunction)
- No health care provider needed for administration or intervention

Mechanism of Action


GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

https://opentext.wsu.edu/psych105nussbaum/chapter/substance-use-and-abuse/

Postpartum Depression (PPD) Market Opportunity

Among women reporting PPD symptoms, 64% reported comorbid anxiety symptoms[7]

- High economic burden
- Critical to prevent harm to mother and infant
- Negative impact on family/society
- Suicide is a leading cause of maternal death in the first year following childbirth[1]
  - Up to 30% of women with PPD experience suicidal ideations[2]

Estimated patients in the U.S. with PPD[3]



3.6M
~ 600,000
~ 240,000
~60,000
Pregnancy in the US4
Postpartum depression5
Diagnosed PPD patients6
Follow-up care post screening8
Increased awareness of PPD and effective therapies expected to increase diagnosis for symptomatic women with PPD

Zurzuvae Rx price: $15,900

Projected peak Zurzuvae sales of $1.2B in 2033[9]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

1. Chin et al. Curr Psychiatry Rep. 2022; 24(4):239-275
2. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
3. Foster Rosenblatt market research 2023 (Lipocine internal data)
4. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
5. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
6. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5
7. Farr et al. J Womens Health (Larchmt). 2013 Oct 26;23(2):120-128
8. Goodman et al. J Womens Health (Larchmt). 2010 Mar;19(3):477-90
9. Goldman Sachs on Sage Therapeutics estimate on February 2024

LIPOCINE ENHANCING HEALTH

LPCN 1154 - Oral Bioidentical NAS for PPD

Compelling advantages over current therapies

	LPCN 1154 *(BRLIZIO™)*	**Zuranolone** *(Zurzuvae®)*	***SSRIs / SNRIs*** *Off-Label Use*
Description	**Bioidentical NAS**	Synthetic NAS Derivative	Synthetic SSRI/SNRI
Administration	**Oral**	**Oral**	**Oral**
Onset of Action	**Hours***	Days	Weeks
Treatment Duration	**48 hours**	14 days	Months
Remission Rate at Day 3	**Up to 61%***	Up to 19%	N/A

LIPOCINE ENHANCING HEALTH

1. Zulresso label
2. Brexanolone Briefing Book, November 2, 2018
3. In adolescent patients per sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO)
4. Zurzuvae label
5. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9
6. https://www.ncbi.nlm.nih.gov/books/NBK594292/

*Projected based on Zulresso published reports (Brexanolone Briefing Book, November 2, 2018 and Meltzer-Brody et al. Lancet. 2018 Sep 22;392(10152):1058-1070)

LPCN 1154 (Oral Brexanolone) Development

Streamlined 505(b)(2) pathway to NDA submission

PK Bridge Study

Positive Topline Results

Completed

Labeling Studies

- Food effect study
- PK study in PPD
- Metabolite evaluation

Completed

Next Step

P3 Safety and Efficacy Study

Expected patient dosing Q2/25

LPCN 1154 PK Bridge Study Results

LPCN 1154 met standard bioequivalence criteria to IV Brexanolone

Comparative Exposure

PK Parameter	GMR (%) Test vs. Reference	90% CI LB Test vs. Reference	90% CI UB Test vs. Reference
C_{max}	**105**	92	118
$AUC_{0-\infty}$	**97**	89	107
AUC_{0-t}	**89**	81	98

- LPCN 1154 was well tolerated
  - No sedation nor somnolence events observed
  - All events were mild to moderate
  - No severe or serious AEs
  - Reported study related events were venipuncture site related, arthralgia, fatigue, dizziness, back pain, hematoma, and pelvic pain
  - No event was reported by >2 participants

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above

GMR = Geometric Mean Ratios, CI = Confidence Interval, LB = Lower Bound, UB = Upper Bound, t = 100 hours for AUC_{0-t}

LPCN 1154 Phase 3 Safety and Efficacy Study

Study design

- Two arm, outpatient, randomized, blinded, placebo-controlled in women (≥15 yrs) with postpartum depression
- Size: ~80 women with severe PPD
- Dosing regimen: 48 hr treatment
- Primary endpoint: HAM-D change from baseline at hour 60
- Additional endpoints: MADRS, HAM-A (anxiety), safety and tolerability, etc.

Prospective advantages

- Brexanolone has established efficacy (IV infusion)
- LPCN 1154 has demonstrated comparable exposure to IV infusion
- Study size, duration, and population similar to IV infusion P3 study
- Generate safety and efficacy data in women with PPD
- Investigate potential for treatment of anxiety disorders
- May qualify for pediatric study waiver
- Enable global registration package
- Eligible for clinical investigation exclusivity

LPCN 1154: “Best in Class” Oral Treatment for Depression

Key takeaways

- **Significant market opportunity**
- **Differentiated product attributes addressing unmet needs**
- **Streamlined pathway to NDA submission**
    - PK bridge study: *Completed with positive results*
    - Phase 3 safety & efficacy study: *ongoing*
    - Topline data expected Q2/2026
- **Issued and pending patents**
- **Potential to expand for other depression indications**



LPCN 2401

Obesity Management



Obesity and Overweight: A Growing Epidemic in US

Increases the risks of heart disease, stroke, type 2 diabetes and certain types of cancer[1,2]


74%

of adults age 20 and older are obese or overweight (2017-2018)[3]

~24M obese elderly, group most vulnerable to losing muscle mass[3,4]

~110M adults[4]
Diabesity population

GLP-1 users in the US projected to reach **30 million** by 2030[5]



38% of men and 51% of women would be interested in taking a prescription drug for weight loss[6]

38% of men



51% of women



1. New England Journal of Medicine. 1999; 341:10971105
2. Circulation. 2004; 110:e476-e483.
3. https://www.cdc.gov/nchs/fastats/obesity-overweight.htm
4. Flynn et al. Morgan Stanley Research, February 27, 2024
5. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs#
6. https://www.kff.org/health-costs/poll-finding/kff-health-tracking-poll-july-2023-the-publics-views-of-new-prescription-weight-loss-drugs-and-prescription-drug-costs/
7. Br Med J (Clin Res Ed) 1984;288:1257–1261
8. Physiol Rev1994;74:761–811

LIPOCINE
ENHANCING HEALTH

Eligible GLP-1 Agonist Users in US for Chronic Weight Management

Total GLP-1 users in the U.S. may reach around 9% (30M) of the overall population by 2030[9]

Obesity Prevalence

(BMI at or above 30.0)


Older 60+yr
~79M
US population 60+ yr[6]
34M
(43%)
Obesity in older adults aged 60+ yr[7]
Sarcopenic
~111M
Obese[2,8]
59M
(54%)
Obesity with sarcopenia in adults[8]
All Adults
~258M
Adult US population[1]
111M
(43%)
Obese[2]

Overweight Prevalence

(BMI 25.0 to 29.9*)

31M older adults[10]

29M sarcopenic adults[8]

79 M adult[2]

Overweight with related comorbidity: 30% Type 2 diabetes[3], 50% Dyslipidemia[4], 67% Hypertension[5]

*Currently, CWM agent indicated for BMI 27 kg/m^2 or greater in the presence of at least one weight-related comorbid condition (e.g., hypertension, type 2 diabetes mellitus, or dyslipidemia)

1. https://www.census.gov/library/stories/2021/08/united-states-adult-population-grew-faster-than-nations-total-population-from-2010-to-2020.html
2. https://www.niddk.nih.gov/health-information/health-statistics/overweight-obesity
3. https://news.harvard.edu/gazette/story/2012/03/the-big-setup/
4. https://www.ncbi.nlm.nih.gov/books/NBK305895/
5. https://pmc.ncbi.nlm.nih.gov/articles/PMC6316192/#sec3-nutrients-10-01976
6. https://acl.gov/sites/default/files/Profile%20of%20OA/ACL_ProfileOlderAmericans2023_508.pdf
7. https://www.cdc.gov/nchs/products/databriefs/db360.htm
8. https://www.cdc.gov/pcd/issues/2020/20_0167.htm
9. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs
10. https://hpi.georgetown.edu/obesity2/

LIPOCINE
ENHANCING HEALTH

Limitations of Approved GLP-1 Receptor Agonists

Rapid loss of lean mass in elderly GLP-1 users

Adult[1]



Weight Loss
Fat loss
Lean Mass Loss
Placebo Adjusted CBL (kg)
0
-2
-4
-6
-8
-10
-12
-14
-11.47
-6.99
-3.43
Semaglutide

GLP-1 agonist treatment led to 15-21% rapid weight loss with unwanted LBM loss of up to 40% of the total weight loss with **68 weeks** of treatment[2]

Older 60+ yr[3]



Weight Loss
Fat Loss
Lean Mass Loss
Mean change from Baseline
-1
-3
-5
-7
-9
-11
-13
-15
-4.7kg
-8.6%
-3.2 kg
-4.1%
-1.5 kg
Semaglutide

The median percentage of total body weight loss that is due to lean mass is 32% in **16 weeks**[3]

Older 60+ yr[3]



Stair Climb Power Loss
43%

43% of elderly (60+) lost ≥10% Stair Climb Power from baseline in **16 weeks** of GLP-1 use[3]

Older 75+ yr



Fracture
Semaglutide
Placebo
% Subjects with Fracture
3
2
1
0
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[4]

Patients who had received semaglutide were 7x more likely to require additional surgery within 1-year post lumbar fusion (TLIF)[5]

1. Clinical Review NDA 215256 Wegovy (semaglutide) Table 15
2. Wilding et al. N Engl J Med 2021;384:989-1002
3. https://ir.verupharma.com/news-events/press-releases/detail/225/veru-announces-positive-topline-data-from-phase-2b-quality/
4. Wegovy label (Revised 03/2024)
5. Khalid, S. American Association of Neurological Surgeons 2024 Annual Meeting, May 2024

Elderly and/or Sarcopenic GLP-1 User

Vulnerable to accelerated lean mass loss and functional decline with GLP-1

7-8 years of expected age-related stair climb power loss in 4 months of GLP-1 use[3-5]


Aging
Muscle mass decreases at an annual rate of 1% after about age 60[1]
Muscle strength declines by 1.5% annually between ages 50 and 60 and by 3% thereafter[2]
Older patients lose 1.38% stair climb power each year with aging[3]
GLP-1 Use
Pre-existing low lean mass
GLP-1 use
High magnitude and rate of lean mass loss
Loss 4.1% of total lean mass from baseline in 16 weeks of GLP-1 use[4]
Implications
Compromised physical function

1. Mitchell et al., Front Physiol 2012 Jul 11; 3(260)
2. Haehling et al., J Cachexia Sarcopenia Muscle. 2010 Dec 17;1(2):129–133
3. Van Roie E PLOS ONE 14:e0210653, 2019
4. https://ir.verupharma.com/news-events/press-releases/detail/225/veru-announces-positive-topline-data-from-phase-2b-quality/
5. https://ir.verupharma.com/news-events/press-releases/detail/229/veru-to-participate-in-fireside-chat-at-the-jones

LPCN 2401: Regulatory Stance on Efficacy

Appropriate population and endpoints selection

- Per FDA Guidance (2025)[1,2], for efficacy claim related to changes in body composition, trial design should include **appropriate choice of population** and **selection of endpoints** that measure how a **patient feels, functions, or survives**, to potentially support such a claim

- Appropriate population: Obese and overweight GLP-1 eligible
  - Elderly
  - Sarcopenic

- Appropriate functional endpoint: Stair climb performance measure
  - Previously accepted by FDA[3,4]

1. FDA Guidance to Industry (2025), https://www.fda.gov/media/71252/download
2. LPCN 2401 Pre-IND Meeting Minutes
3. Duvyzat Package Insert, https://www.accessdata.fda.gov/drugsatfda_docs/label/2024/217865Orig1s000lbl.pdf
4. ELEVIDYS Package Insert, https://www.fda.gov/media/169679/download

LPCN 2401 Novel Oral Treatment for Obesity Management

Target benefits to improve body composition and functionality

Obesity Management

Rapid loss of LM has multiple negative health implications[1]

Excess fat in the android region is more strongly associated with negative health outcomes than percentage of total body fat or BMI[2-4]

Target Benefits of LPCN 2401 + GLP-1 agonist

- Quality fat loss
- Preserve lean mass

Attenuate functionality loss

- Quality weight loss
- Amplify fat loss
- More VAT loss
- Improve bone health

1. Larsson et al., Physiol Rev. 2019 Jan 1; 99(1): 427–511
2. Obesity (Silver Spring). 2012 Mar;20(3):660-5
3. Br Med J (Clin Res Ed) 1984;289:1257–1261
4. Physiol Rev1994;74:761–811

LPCN 2401 Novel Oral Treatment for Obesity and Weight Management

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

- Proprietary androgen receptor agonist, testosterone ester(s), targeted for once-a-day treatment - "LPCN 2401"
  - Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

LIPOCINE ENHANCING HEALTH

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

Androgen Treatment Improved Body Composition and Functionality

Six months intervention in older men

Body Composition Improvement → **Improve in functionality**



Total lean mass
Total fat mass
+1.2 kg
-2.1 kg
Mean CI −2.2 (−1.4, −3.1), P<.0001
Mean CI 1.6 (0.8, 2.4), P <.0001
CBL (kg)
1.5
1
0.5
0
-0.5
-1
-1.5
-2
-2.5
Testosterone (N = 69)
Placebo (N = 68)



Testosterone Preferred
Leg Press Strength
Chest Press Strength
Leg Press Power
Chest Press Power
Grip Strength
Unloaded Gait Speed
Loaded Gait Speed
Unloaded Stair Climb
Loaded Stair Climb
Lift and Lower
−0.2
0.0
0.2
0.4
0.6
Treatment Effect, SD Units

Spearman correlation between selected change and in outcome measures	Loaded Stair Climb Power 20% extra load with 12 stair climb
Change in Lean Body Mass	0.27 (P=0.009)

The Testosterone in Older Men with Mobility Limitations (TOM) study- aged 65 and older, 6 months of study medication (daily T or placebo)
Ref: All figures and table were remade based on published data from Travison et al., J Gerontol A Biol Sci Med Sci. 2011 October;66A(10):1090–109

LPCN 2401 – Significant Improvement in Body Composition

Prespecified endpoints met – increased lean mass and decreased fat mass at Week 20



Lean Mass
Lean Mass (kg)
Appendicular Lean Mass (kg)
CBL (kg)
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
*
1.6
*
1.9
-1.3
*
0.7
*
0.8
-0.9
LPCN 2401
LPCN 2401+E
Placebo



Fat Mass
Total Fat Mass (kg)
Trunk Fat Mass (kg)
CBL (kg)
2
0
-2
-4
1
0
-1
-2
-2.0
*
-2.6
*
1.2
-0.9
*
-1.4
*
0.9
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo
Phase 2 clinical trial - NCT04134091

LPCN 2401 – Amplify/Accelerate Fat Loss in Obesity Management

- Per FDA, weight reduction is a long-term reduction in excess adiposity (body fat) with a goal of reduced morbidity and mortality[1]
- **Excess TBF** increases the risk of death and major comorbidities such as type 2 diabetes, hypertension, dyslipidemia, cardiovascular disease, osteoarthritis of the knee, sleep apnea, and some cancers[2,3]

	LPCN 2401	LPCN 2401+E	+	Semaglutide
Total fat mass loss (kg)*	-3.2	-3.8		-3.2**

Fat Mass Loss Amplification Potential

*Placebo adjusted value at Week 20
**Absolute value at Week 16from https://ir.verupharma.com/news-events/press-releases/detail/225/veru-announces-positive-topline-data-from-phase-2b-quality/
Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted.

1. FDA Guidance to Industry (2025), https://www.fda.gov/media/71252/download
2. New England Journal of Medicine, 341:10971105, 1999.
3. Circulation.,110:e476-e483, 2004.

LPCN 2401 - Body Weight Changes During 72 Weeks of Treatment


Placebo-Controlled
OLE
Change from Baseline (kg)
Time (week)
0
36
72
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
LPCN 2401 +/- E
LPCN 2401
Placebo
Placebo to LPCN 2401

- **Participants who took placebo for 36 weeks then switched to LPCN 2401 during the 36-week OLE experienced similar weight loss**

Body weight change from baseline (CFB), baseline is week 0; data are mean (SE); includes only subjects who participated in OLE, pooled treatment group (LPCN 2401+E and LPCN 2401) N=15 and excludes one outlier, placebo N=9

LPCN 2401 Safety Data Support Differentiated Product Profile

Well-tolerated with liver benefits and no safety signals upon 72-week exposure


Liver Injury Marker Reduction
ALT
AST
ALP
GGT
Change from Baseline (U/L)
5
0
-5
-10
-15
-20
-25
*,#
#
*,#
#
*,#
*,#
LPCN 2401
LPCN 2401+E
Placebo


Liver Fat Reduction at Week 12 (MRI-PDFF)
LPCN 2401 (N=19)
LPCN 2401+E (N=18)
Placebo (N=19)
Absolute Change from Baseline (%)
0
-2
-4
-6
-8
-10
*,#
*,#

- POC study in relevant obese and overweight population
- Frequency and severity of TEAEs with LPCN 2401 were comparable to placebo
- Frequency of SAEs with LPCN 2401 were comparable to placebo
- No diarrhea, nausea, muscle spasms, or PSA increase events
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")

Safety set. * $p < 0.05$; vs placebo; # $p < 0.05$ vs baseline.
All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation. * $p < 0.05$; vs placebo; † $p < 0.05$ vs baseline.
TEAEs = Treatment Emergent Adverse Events; SAEs = Serious Adverse Events; PSA = Prostate-Specific Antigen

LPCN 2401 - Potential for Differentiated Benefit to Risk Profile

LPCN 2401

- Oral, QD, prodrug of bioidentical hormone
- Fat loss amplification
  - Lower fat mass (preferably VAT and android fat)
- Improve/preserve lean mass
  - Muscle mass, quality, and functionality
  - Bone health
- GLP amplification: genomic and non-genomic
- GI side effects: minimal
- Muscle spasm AE: none observed
- Liver Health: beneficial effects (MASH resolution, injury markers)
- Serum alkaline phosphatase: lowers (no increase)
- Impact on sex hormone (FSH, LH, and Estradiol): minimal

Competitive Landscape*

- **Myostatin /activin receptor modulators** (e.g. bimagrumab, taldefgrobep, KER-065, and trevogrumab)[1,2]
  - Invasive - IV/SC
  - Moderate to high GI side effects [2,3]
  - Reports of muscle spasms [2,3]
  - Increased serum alkaline phosphatase [3]
  - Sex hormone changes (FSH/LH) [4]
  - Unclear muscle functionality improvement
  - Long term exposure risks unknown
- **SARM** (e.g. Enobosarm) [5]
  - Oral
  - Bone health concerns (estradiol suppression?)
  - Liver toxicity concerns

*select list with reported body composition improvement P2 results

1. J Bone Metab. 2020 Aug; 27(3): 151–165
2. J Cachexia Sarcopenia Muscle. 2020 Dec; 11(6): 1525–1534
3. JAMA Netw Open. 2021;4(1):e2033457.
4. Clin Endocrinol (Oxf) 2018 Jun;88(6):908-919
5. Sex Med Rev. 2019 Jan;7(1):84-94

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



LPCN 1148 - Unique Opportunity Addressing Two Distinct Liver Disease Markets

Positive POC P2 results in treatment of sarcopenia and OHE in cirrhosis

Sarcopenia in Cirrhosis

- Positive P2 results in sarcopenia
- FDA granted Fast Track Designation
- Acceptable endpoints on sarcopenia
- No competition in development
- Unique ARA with patent protection through 2044

Overt Hepatic Encephalopathy (OHE)

- Positive P2 results with background SOC
- Validated regulatory pathway
- A commercially successful surrogate
- Sparse competitors in development
- Unique ARA with patent protection through 2044


Analogue (Rifaximin) Sales
Sales ($M)
300
250
200
150
100
50
0
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24

BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

POC = Proof of concept; SOC = Standard of care

Sarcopenia in Cirrhosis

A serious comorbidity



Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Survival (%)
100
80
60
40
20
0
No Muscular Abnormalities
Sarcopenia
Sarcopenic Obesity
Myosteatosis
Sarcopenic Obesity and Myosteatosis
0 2 4 6 8 10 12 14 16 18 20 22 24
Follow-up (months)

Low muscle mass (sarcopenia) and quality (myosteatosis) are associated with worse overall survival [1]

Sarcopenia is a predictor for increased morbidity and mortality in cirrhosis[2]

- 3-fold higher mortality rate compared to no sarcopenia[2]

Sarcopenia in cirrhosis correlates with decompensation events, particularly hepatic encephalopathy (HE)[3]

- Presence of sarcopenia increases the risk of overt HE ~2 fold [3]
- Primary pathophysiology associated with sarcopenia and decompensated cirrhosis include a catabolic state, progressive immobility, imbalance between muscle breakdown and formation, and hormonal changes[3]

LIPOCINE ENHANCING HEALTH

1. Montano-Loza, J Cach, Sarco, and Musc, 2016
2. Kim, PLoS One, 2017
3. Tandon, J Hepatol, 2021

Overt Hepatic Encephalopathy (OHE) in Cirrhosis

Presence of both sarcopenia and HE further increases risk of mortality[5]

Survival Rate of Patients with Cirrhosis[1]


100
80
60
40
20
0
Survival (%)
0
4
8
12
16
20
24
Follow-up (mo)
Neither Sarcopenia, nor HE
Sarcopenia or HE
p=0.001

Pt Followed (no.)

(solid light line)	348	256	210	183	153	135	117
(solid dark line)	254	166	125	99	81	71	58
(dashed line)	75	29	21	18	12	8	8


Odds Ratio
IV, Random, 95% CI
0.01
0.1
10
100
Covert HE
Odds Ratio
IV, Random, 95% CI Year
0.1
0.2
0.5
1
2
5
10
Overt HE

Sarcopenia and myosteatosis are associated with increased risk of hepatic encephalopathy[1,2]

1. Bhanji et al. Hepatology International (2018) 12:377–386
2. Wijarnpreecha. Ann Hep, 2020. 3. Bhanji, Hep Int, 2018.

LPCN 1148 for the Management of Cirrhosis

Product Candidate Attributes

Oral androgen receptor agonist; dosage form comprising testosterone dodecanoate, a unique prodrug of an endogenous hormone

Targeted Mechanism of Action

Anabolic[1]

Stimulates muscle satellite activator, FGF2[2], inhibit myostatin[3], increase muscle mass and strength[4], and reduce fat mass[5]

Androgenic

Induce hematopoiesis[9]; improve endocrine/sexual dysfunction[10]

Ammonia Lowering

Via improved liver health[6] and improved muscle health[7]; antibacterial[8]

1. Gentile MA et al., J Mol Endocrine 2010
2. J Clin Endocrinol Metab. 2019 Jun; 104(6): 2094–2102
3. Dasarathy and Merli, J Hepatol 2016
4. Sinclair et al., J Gastroenterol Hepatol 2016
5. Bhasin, Clin Infect Dis 2003
6. Kenston et al., J Gastro Hep 2018
7. Di Cola et al., J Clin Med 2022
8. Jin et al., J Microbiol Biotechnol 2021
9. Bosaria and Dobbs, Androgens and the Hematopoietic System. In: Bagatell, C.J., (ed) Androgens in Health and Disease. 2003
10. Rizk et al., Curr Opin Urol 2017

LIPOCINE
ENHANCING HEALTH

LPCN 1148 Phase 2 Results – Sarcopenia Primary Endpoint Met

Resolution for sarcopenia and significantly increased SMI



25
20
15
10
5
0
-5
% CBL L3-SMI
†
‡
‡
‡
‡
‡
Week
LPCN 1148
Placebo
Placebo to 1148



40%
30%
20%
10%
0%
Resolution of Sarcopenia at Week 24
33%
0%
LPCN 1148
Placebo

- ~9% increase in L3-SMI at week 24
- 33% of patients had resolution of sarcopenia* at week 24

LS mean (SE), † P<0.01 for change from baseline; ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index
*Using protocol-defined sarcopenia thresholds. All data is LOCF

LPCN 1148 Phase 2 Results – HE Endpoint Met

Fewer events of overt hepatic encephalopathy

Parameter	Through Week 24		Week 24 to EOS	
	Placebo N=14	LPCN 1148 N=15	LPCN 1148 N=11	LPCN 1148 switch from placebo N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35	114	294	140

LIPOCINE ENHANCING HEALTH

OHE is defined as an adverse event of HE with CTCAE severity > grade 1. * P<0.05 vs placebo

LPCN 1148 Phase 2 Results

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

Value Through Partnering

LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

- Oral dosage form comprising 17-hydroxyprogesterone caproate
- Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction
- >$2B market potential with no approved drug
- Compelling efficacy rationale
- Strong pharmaco-economic justification
- Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth

LPCN 1144

Novel MOA in non-cirrhotic NASH

Product Candidate Highlights

- Oral dosage form comprising testosterone ester
- Fast Track Designation
- Compelling P2 biopsy results in the FDA approvable endpoint
  - ✓ Safety support with 72 weeks exposure
- Mono or adjunct therapy
- Differentiated profile
  - ✓ Oral with unique benefit to risk profile
  - ✓ Potential for additional benefits including sexual/mental and musculoskeletal domain
- Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
90
80
70
60
50
40
30
20
10
0
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Appendix

LPCN 1154 Opportunities in Depression Disorders

Prevalence

MDD: Per NIMH, in 2020, an estimated 21.0 million adults (8.4%) in the US had at least one major depressive episode[1]

The prevalence of comorbid anxiety disorder and MDD is as high as 60%[2]

TRD: Prevalence ~2.8 million in US[3]

PPD: An estimated 1 in 6 mothers suffer from PPD[4]

Significant Unmet Needs in Depression Disorders

Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Rapid Relief	Days vs weeks
Good Tolerability	No excessive sedation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation

MDD = Major Depressive Disorder, PPD = Postpartum Depression, TRD = Treatment Resistant Depression

1. Monitoring System Survey–31 sites, 2018
2. Kaufman J, Charney D. Comorbidity of mood and anxiety disorders. Depress Anxiety. 2000;12:69-76.
3. J Clin Psychiatry. 2021 Mar 16;82(2):20m13699.
4. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277

Oral Brexanolone - Potential Additional Neuropsychiatric Indications

qEEG in healthy subjects administered single doses of oral brexanolone


BL adjusted
Theta (≥4.0 - <8.0 Hz)
Alpha1 (≥8.0 - <10.0 Hz)
Alpha2 (≥10.0 - <12.0 Hz)
Beta1 (≥12.0 - <15.0 Hz)
Beta2 (≥15.0 - <18.0 Hz)
Beta3 (≥18.0 - <25.0 Hz)
+2h
+4h
+12h

✓ Rapid and durable CNS target engagement confirms effective oral delivery of bioidentical brexanolone and supports development of oral brexanolone for the treatment of other neuropsychiatric disorders[1-5]

Indications Requiring Rapid Onset (e.g. anxiety)

- Capsule formulations allow for rapid delivery of neuroactive steroids (Tmax 1.5 hours)


Observed Capsule PK Profile
Post Oral Administration
Mean Plasma Concentration (ng/mL)
25
20
15
10
5
0
0
4
8
12
Time (hr)
81 mg capsule

1. Meltzer-Brody et al. Lancet 2018; 392(10152): 1058-1070.
2. Buchsbaum et al. Biol Psychiatry 1985; 20(8): 832-842.
3. Ibanez et al. Plos One 2014; 9(3): e93159.
4. Huang and Shen Clin Electroencephalography 1994; 24(4): 179-187
5. Biondi et al. Sci Rep 2022; 12(1): 1919.

LPCN 2401: Potential to Amplify Effects of Incretin Mimetics

ARA may increase weight loss through increased expression and activity of GLP1R [4,5]



Insulin Sensitivity[3]
Androgen Receptor Agonist (ARA)
Incretin Mimetic
Diabetes[6,7]
β Cells[2]
GLP-1 Receptor Expression[2]
GLP-1 Receptor Activity[1]
Insulin Release[1,2]

GLP-1 expression increase with ARA[2]



Non-Diabetic
Diabetic
Relative Glp1r expression
Veh
ARA
α-ARA
Insulin activity increase with ARA[2]
Serum insulin concentration (ng/ml)
Baseline
Treatment
N.S

ARA: Androgen receptor agonist; α-ARA: Androgen receptor antagonist

1) Xu et al., Cell Reports 2023. 2) Zhu et al., Biomed Pharmacoth, 2019 (images modified). 3) Wittert et al., Lancet Diabetes and Endo, 2021 (appendix 2). 4) Xu et al., Diabetes, 2007. 5) Rajan et al., Molecular Metabolism. 2015. 6) Xu et al., Pathophysiology 2007. 7) Shu et al., Hum Mol Genet, 2009.

LPCN 2401: Targeted Mechanism of Actions

Obesity is associated with systemic chronic inflammation and oxidative stress

	Fat	Muscle	Bone
	NORMAL FAT TISSUE OBESE FAT TISSUE Anti-inflammatory adipokines Pro-inflammatory adipokines	Myoblasts Myoblasts fuse to form a skeletal muscle fiber. Muscle fiber Satellite cell Muscle fiber Satellite cell Nuclei	Cross section of femur Osteoblast Forms new bone tissue Osteoclast Breaks down old bone tissue
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1[2])	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]
α-Tocopherol	• Decreases the activation of cytokines and adhesion molecules[6] • Scavenging peroxyl radicals inhibit peroxidation of lipids[7,8,9] • Important in maintaining membrane stability for cell signaling[9]	• Repairs the myoblasts membrane by protecting against oxidative stress and maintains membrane fluids [10-12]	• Counters oxidative stress associated with osteoclasts differentiation and osteoblast apoptosis[13]

LIPOCINE
ENHANCING HEALTH

1. Biochimie, 87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1;3(1):91-107
3. J Clin Endocrinol Metab, 104(5):1904–1912, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674-678
6. Ann NY Acad Sci., 1031:195-203, 2004
7. N Engl J Med. 2010;362(18):1675-85
8. Curr Opin Clin Nutr Metab Care. 2013;16(6):641-6
9. Vitamin E in Human Health, P. Weber et al. (eds.), Nutrition and Health, Chapter 23, 2019
10. [illegible]
11. Arch Toxicol,97(10):2699-2374, 2023
12. Oxid Med Cell Longev. 2016
13. Int. J. Mol. Sci., 20(6), 1453, 2019.

Importance of Lean Mass (LM) and Consequences of Excess Total Body Fat

Importance of Lean Mass (Fat Free Mass)

- Muscle plays a significant role in metabolic health and disease prevention[1]
  - High caloric demand[2]
- Contributes to physical strength, active lifestyle
- Rapid loss of LM has multiple negative health implications[3]
  - Weakness/fatigue, lowered metabolism, declines in neuromuscular function, potential effects on emotion and psychological states, and increased risk of injury[4]

Consequences of Excess Total Body Fat (TBF)

Excess TBF increases the risk of death and major comorbidities such as type 2 diabetes, hypertension, dyslipidemia, cardiovascular disease, osteoarthritis of the knee, sleep apnea, and some cancers[6,7]

Having excess fat in the **android region, AF (fat in the area roughly between the pelvis and ribs)**, is more strongly associated with negative health outcomes than TBF% or BMI[8]

- **Visceral fat** (~10% of TBF) refers to fat that is stored within the abdominal cavity[9]
- Men have more visceral fat than women[10]
- Can increase the risk of certain health conditions, such as diabetes, prediabetes, and heart disease



% Control values
% Control values
n=12
FFM
FM
Energy intake
Hyperphagia
Fat overshoot
Restricted
Ad libitum
C12
S12
S24
R12
R20
SEMI-STARVATION
REFEEDING
0
20
40
60
80
100
120
140
160
180

Lower LM can lead to higher fat rebound (collateral fattening) post cessation of weight loss intervention[5]

1. Kim and Kim, Endocrinol Metab (Seoul), 35(1): 1–6, 2020.
2. Aragon AA et al. J Int Soc Sports Nutr., 14:14:16, 2017.
3. Larsson et al., Physiol Rev, 99(1): 427–511, 2019.
4. Hunger GR, et al. J Obes., 8031705, 2019.
5. Abdul G. Dulloo, Obesity Reviews, DOI: 10.1111/obr.13189, 2020.
6. New England Journal of Medicine, 341:10971105, 1999.
7. Circulation.,110:e476-e483, 2004.
8. Obesity (Silver Spring), 20(3):660-5, 2012.
9. Sci Rep, 10:18731, 2020.
10. Obesity Reviews, 10:154-167, 2009.

Summary of Preclinical Results in Diet Induced Model

LPCN 2401+E significantly improved oral glucose tolerance test and reduced VAT

12-week study in male rabbit model of metabolic syndrome

- Regular Diet (RD control), n=10
- High Fat Diet (HFD), n=10
- HFD + vehicle, n=7
- HFD + LPCN 2401 (TU monotherapy), n=8
- HFD + LPCN 2401+E (TU + α-tocopherol), n=8

LPCN 2401+E resulted in a significantly improved OGTT and reduced VAT compared to vehicle and LPCN 2401



OGTT
OGTT (iAUC)
250.0
200.0
150.0
100.0
50.0
0.0
*
*
*,#
RD Control
Veh
2401
2401+E
VAT
VAT weight
(% of body weight)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
*
*,†
*,†,#
RD Control
Veh
2401
2401+E

* p<0.05 vs RD; † p<0.05 vs vehicle; # p<0.05 vs LPCN 1144

TU: Testosterone undecanoate; VAT: visceral adipose tissue; OGTT: incremental area under the curve (iAUC) of glucose blood level during oral glucose tolerance test.
J Endocrinol Invest. 2021; 44(10): 2175–2193

Phase 2 Study in Patients with Obesity

NCT04134091 study design

Three-arm, blinded, placebo-controlled trial in male subjects with metabolic dysfunction associated steatohepatitis (n=56)

- High prevalence of obesity and weight related comorbid conditions such as dyslipidemia, T2DM, and hypertension
- 1:1:1 randomization across three oral treatment arms; Treatment duration of 36 weeks
  - Treatment A: T undecanoate monotherapy capsule (2401 Mono)
  - Treatment B: T undecanoate + α-tocopherol capsule (2401 + E)
  - Treatment C: Matching placebo
- Dual Energy X-Ray Absorptiometry (DEXA, n=40) at baseline, 20 weeks, and 36 weeks
  - Prespecified endpoints: change in lean mass and fat mass
- Low testosterone was not a requirement for study eligibility

LPCN 2401 Significant Improvement in Patients' Body Composition

Prespecified endpoints met – Increased lean mass and decreased fat mass

Body Composition Analysis Set[1]

Parameter at Baseline	2401 + E (N=13)	2401 Mono (N=13)	Placebo (N=14)
Mean Age (years)	53.8	53.2	51.1
Mean Weight (kg)	107.8	111.3	118.6
Mean BMI (kg/m²)	34.7	35.9	37.2
Fat Mass (DXA) % of total mass	37.2	39.5	39.3
Lean Mass (DXA) % of total mass	62.8	60.5	60.7
Fat Mass:Lean Mass Ratio	0.60	0.67	0.66
Android Fat Mass (DXA) % of FM	11.9	11.5	11.2
BMC (DXA), kg	3.1	3.1	3.0

All participants met criteria for a weight loss therapeutic*

Body Composition Results (36 Weeks)



Fat Mass: Lean Mass Ratio
% CBL
4
2
0
-2
-4
-6
-8
-10
*
2401+E
2401 Mono
Placebo
* p<0.05 vs placebo

- **Significant improvement in fat to lean ratio**
- Weight-neutral at Week 36
- Trend towards weight reduction in OLE (72 weeks of treatment)

LIPOCINE ENHANCING HEALTH

*Population was consistent with FDA's guidance on developing products for weight management. All Participants had either BMI ≥ 30 (n=36) or BMI ≥ 27 with at least one weight-related comorbid condition (n=4).

1. Patient who completed baseline and at least one post-baseline DEXA. *p<0.05 vs placebo. Body composition analysis set; N=40.

LPCN 2401 Significant Improvement in Patients' Body Composition

Prespecified endpoints met – Increased lean mass and decreased fat mass

Fat Mass (36 Weeks)



Fat Mass
(% of TM)
Android Fat
(% of Fat Mass)
Visceral Fat
10
8
6
4
2
0
-2
-4
-6
-8
% CBL
*
*,†
2401+E
2401 Mono
Placebo

Significant reductions in fat mass

- Reduction in android fat
- ~8% reduction in visceral fat with 2401 + E

Lean Mass (36 Weeks)



Lean Mass (% of TM)
Appendicular Lean Mass
5
4
3
2
1
0
-1
-2
-3
% CBL
*
*
*
2401+E
2401 Mono
Placebo

Significant increases in lean mass

- ~1.8 kg increase in whole body lean mass
- ~1.2kg increase in appendicular lean mass

p<0.05 vs placebo; † p<0.05 vs 2401 Mono;
Visceral fat n=11 for 2401 Mono; n=13 for placebo

LPCN 2401 – Amplify Total Fat and Visceral Fat Loss in Obesity Management

- Visceral fat is primarily responsible for the risks associated with abdominal fat such as cardiovascular, cerebrovascular, metabolic, liver, renal, and joint diseases[2,3]

Combination of LPCN 2401 and GLP-1 may amplify VAT loss

Placebo adjusted	LPCN 2401+E	Semaglutide*
Visceral fat mass loss (kg)	-0.29	-0.27
Total fat mass loss, TFM (kg)	-3.16	-6.99
% of TFM loss as Visceral Fat	9	4

* Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Semaglutide/Wegovy® CDER Clinical Review. Study 4373; N=140; n=95 semaglutide, n=45 placebo. 68 weeks of intervention.

LIPOCINE® ENHANCING HEALTH

1. Larsson et al. Br Med J. (1984) 288(6428):1401–4
2. Liu et al. Frontiers in Endocrinology 2023; 14: 1114963.

Presence of Sarcopenia is Associated with Higher Risk of HE

Muscle key organ for ammonia detoxification in the setting of decompensated cirrhosis

Sarcopenia and the Increased Risk of HE



Odds Ratio, 95% CI
0.01
0.1
10
100
Covert HE
Odds Ratio, 95% CI
0.1
0.2
0.5
1
2
5
10
Overt HE

Sarcopenia and myosteatosis are associated with increased risk of hepatic encephalopathy[1, 2]

Ammonia Metabolism and Trafficking in Liver Cirrhosis[3]



Glutaminase
glutamine
Hepatic Encephalopathy
AMMONIA
Liver cirrhosis
Sarcopenia
Urea
myostatin
Glutamine
Low Muscle Mass
Hyperammonemia

1. Montano-Loza, J Cach, Sarco, and Musc. 2016.
2. Wijarnpreecha. Ann Hep. 2020.
3. Bhanji, Hep Int. 2018.

Rifaximin History and Current Status

- Rifaximin was initially approved in 2004 for the treatment of Travelers Diarrhea
- It was repurposed and approved by the FDA in March 2010 for the reduction of risk of recurrence of overt hepatic encephalopathy in adult patients
- Approved in 2015 for IBS-D
- Rifaximin (Xifaxan™) is used to prevent episodes of HE by stopping the growth of bacteria that produce toxins that may worsen liver disease
- Approval based on reduction in breakthrough HE events: 22.1% of patients with breakthrough HE events in rifaximin group, vs 45.9% in placebo group (p<0.001).
- Xifaxan annual sales > $2B in 2024[1]

1. BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption


~7 M
2.8 M
1.8 M
360 K
$3.6B*
Estimated prevalence
2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

LPCN 2203 Oral GABA Positive Allosteric Modulator

Achieved relevant target levels with good tolerability in Phase 1 studies


Typical single dose PK profiles
Dose 1
Dose 2
Dose 3
Mean Plasma Concentration
-1
4
9
14
19
24
Time (h)

84 doses administered across 4 single dose studies to 37 participants

No sedation or dizziness AE reported

LPCN 2101 - Novel Potential Alternative for Women With Epilepsy (WWE)

Endogenous Neuroactive Steroid

Product Candidate Attribute

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising a neuroactive steroid

Product Candidate Differentiation

Novel MOA specifically addressing unmet needs in WWE

Active is endogenous to women

Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Potential for minimal/no drug-drug interactions